Statutory Prospectus and Statement of Additional Information Supplement dated July 3, 2019

This supplement supersedes and replaces the Statutory Prospectus and Statement of Additional Information supplement dated June 21, 2019, and is in addition to any other supplement(s).

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses and Statement of Additional Information for Series I and Series II shares of the Fund listed below:

Invesco Oppenheimer V.I. Conservative Balanced Fund (the “Fund”)

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” for the Fund in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael Hyman	Portfolio Manager	2019
Magnus Krantz	Portfolio Manager	2019 (predecessor fund 2013)”

The following information replaces in its entirety the bulleted information regarding the portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Managers” for the Fund in the prospectuses:

•	“Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2013.

•

Magnus Krantz, Portfolio Manager, who has been responsible for the Fund since 2019, and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Krantz managed the predecessor fund since 2013 and was associated with OppenheimerFunds, a global asset management firm, since 2009.”

Additionally, effective July 3, 2019, the Statement of Additional Information for the Fund is also modified as applicable to reflect the portfolio manager changes above.

You should read this supplement in conjunction with the statutory prospectus and statement of additional information and retain it for future reference.

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